UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2010

THOMPSON CREEK METALS COMPANY INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-33783	98-0583591
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

26 West Dry Creek Circle
Suite 810
Littleton, Colorado 80120

(Address of Principal Executive Offices)

(303) 761-8801

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former name or former address, if changed since last
report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 1.01.  Entry into a Material Definitive Agreement

On October 20, 2010, Thompson Creek Metals Company Inc. (“Thompson Creek”) entered into a Purchase and Sale Agreement (the “Purchase and Sale Agreement”) pursuant to which a wholly-owned subsidiary of Royal Gold, Inc. (“Royal Gold”), RGL Royalty AG (“Swissco”), agreed to acquire 25% of the payable gold produced from the Mount Milligan copper-gold project in British Columbia (the “Gold Purchase Transaction”) from Terrane Metals Corp. (“Terrane”), a wholly-owned subsidiary of Thompson Creek.  The parties entered into the Purchase and Sale Agreement concurrently with the consummation of Thompson Creek’s acquisition of Terrane, as described further in Item 2.01 of this Current Report on Form 8-K.

Pursuant to the Purchase and Sale Agreement, Thompson Creek received $226.5 million (all amounts in U.S. dollars, unless otherwise noted) from Swissco at the closing of the Gold Purchase Transaction, which Thompson Creek used to pay a portion of the consideration to shareholders of Terrane in connection with the Arrangement (as defined in Item 2.01 of this Current Report on Form 8-K).  In the future, upon satisfaction of certain conditions set forth in the Purchase and Sale Agreement, Swissco will make additional payments (each, an “Additional Payment”) to Terrane in an amount not to exceed $85 million in the aggregate to fund a portion of the development costs of the Mount Milligan project.  Upon commencement of production at the Mount Milligan project, Swissco will purchase 25% of the payable gold with a cash payment equal to the lesser of $400 or the prevailing market price for each payable ounce of gold until 550,000 ounces have been delivered to Swissco and the lesser of $450 or the prevailing market price for each additional ounce thereafter.  The Purchase and Sale Agreement also contains representations and warranties, covenants, conditions and indemnification provisions in respect of each party.

The Purchase and Sale Agreement contains representations and warranties that each party made to each other as of the closing of the Gold Purchase Transaction, as well as representations and warranties that Thompson Creek and Terrane will make as of or immediately prior to each date that Swissco makes an Additional Payment.  The assertions embodied in those representations and warranties were made or will be made solely for purposes of the Purchase and Sale Agreement, which governs the contractual rights and relationships, and allocates risks among the parties thereto in relation to the Gold Purchase Transaction, and may be subject to important qualifications and limitations agreed to by Thompson Creek and Royal Gold in connection with negotiating their respective terms. Moreover, the representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders. For the foregoing reasons, no person should rely on the representations and warranties as statements of factual information at the time they were made or otherwise.

Pursuant to the Purchase and Sale Agreement, each of Thompson Creek and Royal Gold agreed to guarantee the performance of Terrane and Swissco, respectively.

The foregoing description of the terms of the Purchase and Sale Agreement is qualified in its entirety by the Purchase and Sale Agreement, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 2.01  Completion of Acquisition or Disposition of Assets

On October 20, 2010 (the “Closing Date”), Thompson Creek acquired all of the issued and outstanding common shares and stock options of Terrane by way of a plan of arrangement (the “Arrangement”) pursuant to an Arrangement Agreement, dated July 15, 2010, as amended by a Letter Agreement, dated August 20, 2010 (the “Arrangement Agreement”).  Upon consummation of the Arrangement, Terrane became a wholly-owned subsidiary of Thompson Creek.

Pursuant to the Arrangement Agreement, at the Closing Date, each outstanding share of Terrane’s common stock and each outstanding Terrane stock option was converted into the right to receive C$0.90 in cash and 0.052 of Thompson Creek’s common shares.  At the Closing Date, Terrane had 467,247,737 issued and outstanding shares of common stock.  Holders of these shares will receive a total of C$420,522,963.30 in cash and a maximum number of 24,296,833 shares of Thompson Creek common stock.  Pursuant to the Arrangement Agreement, the common stock purchase warrants previously issued by Terrane (the “Terrane Warrants”) continue to remain outstanding and, in accordance with their terms, the holders thereof are entitled to receive the same cash and share consideration that Terrane’s common shareholders are entitled to receive in connection with the Arrangement Agreement upon exercise of such warrants.

The requisite approval of the Arrangement by the Terrane shareholders and optionholders was obtained at a special meeting of the Terrane shareholders and optionholders held September 23, 2010. On September 24, 2010, a Final Order was entered by the Supreme Court of British Columbia in connection with the Arrangement (Vancouver Registry No. S-105800).

The Arrangement Agreement and Letter Agreement are attached hereto as Exhibits 2.1 and Exhibit 2.2, respectively, and are incorporated herein by reference.

Item 3.02  Unregistered Sales of Equity Securities

Pursuant to the Arrangement Agreement and in consideration for the acquisition of Terrane, Thompson Creek will issue a maximum number of 24,296,833 shares of common stock.  The shares of common stock issued in consideration for Thompson Creek’s acquisition of Terrane were issued in reliance upon an exemption from the registration requirements of under Section 3(a)(10) of the Securities Act of 1933, as amended. The common shares underlying the Terrane Warrants will not be exempt from registration and can only be resold pursuant to a registration statement or applicable exemption.

Item 2.01 of this Current Report on Form 8-K contains a more detailed description of the Arrangement, and is incorporated into this Item 3.02 by reference.

Item 8.01  Other Events

On October 20, 2010, Thompson Creek issued a press release announcing that it had completed its acquisition of Terrane and entered into the Purchase and Sale Agreement with Royal Gold. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Thompson Creek intends to file by amendment to this Current Report on Form 8-K the required historical financial information no later than 71 calendar days after the filing date of this report.

(b)	Pro Forma Financial Information.

Thompson Creek intends to file by amendment to this Current Report on Form 8-K the required pro forma financial information no later than 71 calendar days after the filing date of this report.

(d)  Exhibits.

Exhibit No.	Description
2.1

Arrangement Agreement between Thompson Creek Metals Company Inc. and Terrane Metals Corp., dated July 15, 2010 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Thompson Creek Metals Company Inc. with the U.S. Securities and Exchange Commission on July 21, 2010)

2.2

Letter Agreement between Thompson Creek Metals Company Inc. and Terrane Metals Corp., dated August 20, 2010 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Thompson Creek Metals Company Inc. with the U.S. Securities and Exchange Commission on August 25, 2010)

10.1*	Purchase and Sale Agreement by and among Thompson Creek Metals Company Inc., Terrane Metals Corp., Royal Gold, Inc. and RGL Royalty AG, dated October 20, 2010

99.1	Press Release dated October 20, 2010

*                 Certain portions of this exhibit have been omitted by redacting a portion of the text (indicated by asterisks in the text). This exhibit has been filed separately with the U.S. Securities and Exchange Commission pursuant to a request for confidential treatment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THOMPSON CREEK METALS COMPANY INC.

	By:	/s/ Wendy Cassity
Date: October 20, 2010	Name:	Wendy Cassity
	Title:	Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
2.1

Arrangement Agreement between Thompson Creek Metals Company Inc. and Terrane Metals Corp., dated July 15, 2010 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Thompson Creek Metals Company Inc. with the U.S. Securities and Exchange Commission on July 21, 2010)

2.2

Letter Agreement between Thompson Creek Metals Company Inc. and Terrane Metals Corp., dated August 20, 2010 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Thompson Creek Metals Company Inc. with the U.S. Securities and Exchange Commission on August 25, 2010)

10.1*	Purchase and Sale Agreement by and among Thompson Creek Metals Company Inc., Terrane Metals Corp., Royal Gold, Inc. and RGL Royalty AG, dated October 20, 2010

99.1	Press Release dated October 20, 2010

*                 Certain portions of this exhibit have been omitted by redacting a portion of the text (indicated by asterisks in the text). This exhibit has been filed separately with the U.S. Securities and Exchange Commission pursuant to a request for confidential treatment.